UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SIGMATRON INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

SUPPLEMENT NO. 1 TO PROXY STATEMENT

For

2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 16, 2022

Dear Stockholders:

This Supplement provides updated and amended information with respect to the 2022 Annual Meeting of Stockholders of SigmaTron International, Inc. (“we” or the “Company”), to be held on September 16, 2022 (the “Annual Meeting”).

The information contained in this Supplement should be read in conjunction with the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement (the “Proxy Statement”), each dated August 22, 2022, furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments of the meeting, and as such only holders at the close of business on July 29, 2022 are entitled to notice of, and to vote at, the Annual Meeting and at all adjournments of the meeting.

There is no change to the date of the Annual Meeting.

The Company is providing this Supplement to update the references to the date of the Proxy Statement, which appears as August 22, 2022 in the Proxy Statement and the Notice of Annual Stockholders Meeting and the proxy card that accompany the Proxy Statement, which shall now refer to August 29, 2022 as the date of the Proxy Statement and Notice of Annual Stockholders Meeting in each of those materials. Further, all references to August 22, 2022 as the date of the mailing of the Proxy Statement, the Notice of Annual Stockholders Meeting and the proxy card that accompany the Proxy Statement and the 2022 Annual Report are updated to August 29, 2022.

This Supplement is also provided to clarify the voting standard for the proposal to approve and adopt the Certificate of Amendment of Certificate of Incorporation attached as Appendix A to the Proxy Statement (Proposal 2) is the affirmative vote of the holders of a majority of the outstanding shares of common stock, as explained on page 9 of the Proxy Statement, and the description of such voting standard on page 2 of the Proxy Statement is updated accordingly.

This Supplement does not revise or update any other information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

The date of this Supplement is August 29, 2022.

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

August 22, 2022

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2022 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Friday, September 16, 2022, for the following purposes:

1.	To elect one Class II Director to hold office until the 2025 Annual Meeting.

2.

To approve and adopt the Certificate of Amendment of Certificate of Incorporation attached as Appendix A to the accompanying Proxy Statement, which will remove the creditor compromise provision that is contained in Article NINTH in the Company’s present Certificate of Incorporation.

3.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2023.

4.	To provide, on an advisory basis, approval of compensation of the Company’s Named Executive Officers.

5.	To provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 29, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

James J. Reiman

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2022 ANNUAL MEETING OF STOCKHOLDERS

September 16, 2022

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2022 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Friday, September 16, 2022, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith, and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2022, are being mailed to stockholders on or about August 22, 2022.

Stockholders of record at the close of business on July 29, 2022, are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 6,071,288 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 29, 2022), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not registered in your name): (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares; or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares on their behalf. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on (i) the proposal to ratify the selection of the auditor, (ii) the proposal to amend the Company’s Certificate of Incorporation, by adopting the Certificate of Amendment of Certificate of Incorporation attached as Appendix A to the accompanying Proxy Statement (the “Certificate of Amendment”), (iii) the proposal related to the advisory approval on the compensation of the Company’s Named Executive Officers, and (iv) the proposal related to the advisory approval regarding the recommendation to select a frequency of future advisory votes on executive compensation. For holders of shares in street name, if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or chooses not to exercise its authority (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter, unless it is a routine matter. Under NASDAQ rules, ratification of the appointment of the Company’s independent auditors is a routine matter, while the election of directors, amendment of the Company’s certificate of incorporation and the advisory votes on executive compensation and the frequency of that rate are nonroutine matters.

Properly executed proxy cards will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted (i) FOR the election of each nominee named under the caption “Election of one Class II Director” as set forth therein as a Director of the Company, (ii) FOR the adoption of the Certificate of Amendment, (iii) FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants, (iv) FOR the advisory vote on the approval of the compensation of the Company’s Named Executive Officers and (v) FOR a three-year frequency of advisory votes on executive compensation. If a quorum is present at the Meeting, Directors will be elected by a plurality of the votes cast. The adoption of the Certificate of Amendment, the ratification of the selection of auditors and the non-binding, advisory vote on the proposal related to the vote on the compensation of the Company’s Named Executive Officers requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The non-binding, advisory recommendation of the stockholders regarding the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast. All other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting and entitled to vote on the subject matter. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers, and Employees of the Company by telephone, e-mail, or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 16, 2022.

The Proxy Statement is available at http://www.sigmatronintl.com

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of July 29, 2022.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 29, 2022 by (i) each Director of the Company and each nominee, (ii) each Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares(1)	Percent
Beneficial Owners of at least 5% of the outstanding Capital Stock
Terry B. Anderton(2)	402,376	6.68%
100 Market Street, Unit 201
Portsmouth, NH 03801

Peter J. Abrahamson(3)	321,000	5.33%
24156 North Coventry Lane
Lake Barrington, IL 60010

Cyrus Tang Foundation(4)	226,885	3.76%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Tang Foundation for the Research of Traditional Chinese Medicine(4)	93,875	1.56%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Directors, Nominees and Executive Officers
Gary R. Fairhead(5)	165,117	2.79%
John P. Sheehan(5)	70,316	1.1%
James E. Barnes(5)(8)	53,750	*
Hom-Ming Chang(5)	53,750	*
Gregory A. Fairhead(5)	48,750	*
Daniel P. Camp(5)	43,750	*
Rajesh B. Upadhyaya(5)	15,500	*
James J. Reiman(5)	13,750	*
Thomas W. Rieck(6)	34,200	*
Bruce J. Mantia	27,500	*
Dilip S. Vyas	23,000	*
Linda K. Frauendorfer	12,667	*
Paul J. Plante	23,000	*
Barry R. Horek	23,000	*
All Directors and Executive Officers as a group (7)	608,050	9.5%

*	Less than 1 percent.

(1)

Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 29, 2022, 6,071,288 shares were outstanding, not including certain options held by various Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s Officers, Directors, and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission (“SEC”).

(2)

Mr. Anderton is the CEO and President of Wagz, Inc., a wholly owned subsidiary of the Company. The number of shares he owns includes 393,626 shares acquired in connection with the merger, effective on December 31, 2021, that resulted in Wagz becoming the Company’s wholly-owned subsidiary, and 8,750 shares that would be issuable upon the exercise of currently exercisable stock options granted to him.

(3)	Number of shares owned by Peter J. Abrahamson, as reported on Schedule 13G with the SEC on January 31, 2022.

(4)

The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities’ combined ownership represents approximately 5.3% of the outstanding common stock. Based upon a Schedule 13D/A filed with the SEC on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(5)

The number included shares issuable upon the exercise of currently exercisable stock options granted to Gary R. Fairhead 76,914; John P. Sheehan, 43,750; James E. Barnes 53,750; Hom-Ming Chang 53,750; Gregory A. Fairhead 48,750; Daniel P. Camp 43,750; Rajesh B. Upadhyaya 15,500 and James J. Reiman 6,250.

(6)

In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company, which owns 10,500 shares of the Company’s common stock as of July 29, 2022. Mr. Rieck abstains from all or has no voting and investment decisions with respect to, such shares.

(7)	Includes 355,081 shares issuable upon exercise of stock options.

(8)	Mr. Barnes resigned from his position to pursue another business opportunity, effective August 12, 2022. His departure was not related to the operations, policies, or practices of the Company.

1. ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven (7) directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Barry R. Horek; (4) Bruce J. Mantia; (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S. Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. The term of Class II Directors (Messrs. Horek and Plante) expires in 2022. Barry R. Horek will complete his term which expires at the 2022 Annual Meeting. Mr. Horek has decided not to run for re-election. The term of Class III Directors (Messrs. Fairhead and Vyas) expires in 2023; and the term of Class I Directors (Ms. Frauendorfer and Messrs. Rieck and Mantia) expires in 2024. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation, or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Mr. Fairhead and Ms. Frauendorfer, are independent under the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards and the rules of the SEC.

Nominee for Election as Class II Director at the Meeting

If a quorum is present at the Meeting, one Class II Director will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2025 Annual Meeting of Stockholders or until such Director’s successor shall be elected and qualified, subject to such Director’s earlier death, resignation, or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following person has been nominated as a Class II Director:

Paul J. Plante Independent Director Age: 64 Director Since: 2011 Other Public Board(s): Richardson Electronic	Paul J. Plante has served as a Director of the Company since August 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August 2011. In October 2011, Mr. Plante began serving as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February 2007 to May 2008, as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September 1986 through February 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing and distribution services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the nominee named above.

The Board of Directors knows of no reason why the foregoing nominee will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. The enclosed proxy cannot be voted for more than one person—the sole nominee named in this proxy statement.

Name	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Gary R. Fairhead Age: 70 Director Since: 1993	Gary R. Fairhead has served as the Chief Executive Officer and a Director of the Company since its formation in November 1993, as President from November 1993 to October 31, 2021, and Chairman of the Board of Directors of the Company since August 2011. He stepped down from the position of President effective October 13, 2021. He remains Chairman of the Board and Chief Executive Officer of the Company. In addition, as of December 31, 2021, he became Chairman of the Board and sole director of Wagz, Inc., the Company’s wholly-owned subsidiary. He is a stockholder of the Company. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company,

Name	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
between February 1990, and November 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management, and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director. Gary R. Fairhead and Gregory A. Fairhead are brothers. Gregory A. Fairhead serves as Executive Vice President and Assistant Secretary of the Company.

Linda K. Frauendorfer Age: 61 Director Since: 2011	Linda K. Frauendorfer has served as a Director of the Company since August 2011. Ms. Frauendorfer served as Chief Financial Officer of the Company from February 1994 to October 2021 when she retired, and previously as the Corporate Controller from June 1991 through January 1994. Ms. Frauendorfer continues to serve the Company on a consulting basis. Ms. Frauendorfer’ s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, stockholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration degree from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. Ms. Frauendorfer participates in the National Association of Corporate Directors continuing education programs and is a member of that organization. The Board of Directors believes Ms. Frauendorfer’ s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and stockholder relationships make her well-qualified to serve as a Director.

Bruce J. Mantia Independent Director Age: 75 Director Since: 2011	Bruce J. Mantia has served as a Director of the Company since August 2011. Mr. Mantia has been the Chairman of the Compensation Committee since August 2011. Mr. Mantia joined the accounting firm, Ernst & Young LLP, in 1973 and served Ernst & Young in various capacities until his retirement in June 2005. Mr. Mantia provided audit services to mainly publicly held companies. From 1984 through 1988, Mr. Mantia was the lead partner on the audit team of the Company’s predecessor. Subsequent to 1988, Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February 1997 to June 2005. From July 2005 through October 2007, Mr. Mantia served as a consultant to Ernst & Young, LLP. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November 2006 to July 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia holds a Bachelor of Science degree in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience, and his experience with the auditing of public companies make him well-qualified to serve as a Director.

Name	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships

Thomas W. Rieck Independent Director Age: 77 Director Since: 1993	Thomas W. Rieck has served as a Director of the Company since its formation in November 1993. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois, which acted as a supplier to the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to 2014, he was President of Rieck and Crotty P.C., a Chicago law firm. He concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business, and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Dilip S. Vyas Lead Independent Director Age: 74 Director Since: 1993	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November 1993. He has served on the Audit Committee, is currently the Company’s Lead Independent Director and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August 2011. Mr. Vyas was a Director of and the Vice President, Business Development, and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and stockholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November 2007 to January 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois at Chicago. The Board of Directors believes Mr. Vyas is well qualified to serve as a Director because of his long tenure as a Director of the Company, the customer relationships he maintains within the electronic manufacturing service industry, and his business, management, and financial background.

2. PROPOSAL TO APPROVE AND ADOPT CERTIFICATE OF AMENDMENT

Overview

The second proposal on the agenda for the Meeting is approval and adoption of the Certificate of Amendment, in the form of the Certificate of Amendment of Certificate of Incorporation attached as Appendix A to this Proxy Statement (the “Certificate of Amendment “), to remove Article NINTH from the Company’s Certificate of Incorporation. Article NINTH is known as a creditor compromise provision. The provision currently reads:

NINTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

The provision has been in the Company’s Certificate of Incorporation since 1993.

A creditor compromise agreement is a non-statutory, out-of-court arrangement in which a debtor negotiates and enters into a settlement of its unsecured liabilities with its vendors, landlords and other creditors to provide debt relief and a restructuring. Such an agreement could be used as an alternative to seeking relief under federal bankruptcy or state creditor rights laws. However, it would bind only those who agree to become parties.

Under the Delaware General Corporation Law, a corporation, such as the Company, which includes a provision in its Certificate of Incorporation such as Article NINTH may petition the Delaware Court of Chancery to administer and enforce any such creditor compromise agreement, including to petition the Court to stay other proceedings. Incorporating a clause such as Article NINTH in a Delaware corporation’s charter was widely done at the time of the Company’s adoption.

Proposed Action and Reasons

At the annual meeting, we will ask our stockholders to approve and adopt the Certificate of Amendment of Certificate of Incorporation to remove Article NINTH. In light of the remedies that have become available to creditors and debtors under federal bankruptcy laws over the last 25 years, and the ability to bind only consenting parties, the provision is not considered as effective a tool to obtain debt relief as other laws. The provision has never been used by, nor is it expected to be useful to, the Company. Further, the lender that has committed to extend a subordinated term loan to the Company requires that the Company’s directors approve the removal of Article NINTH and recommend to the stockholders that the stockholders approve and adopt the removal of Article NINTH as a condition to the loan, and that the Certificate of Amendment be included in the Company’s proxy materials for the Meeting. For these reasons, the board of directors believes that it is in the Company’s best interests to amend its Certificate of Incorporation to remove Article NINTH.

On July 12, 2022, our board of directors voted unanimously to approve and adopt the Certificate of Amendment, pursuant to which the Company’s Certificate of Incorporation would be amended to remove Article NINTH, and to recommend to the stockholders that they approve and adopt the Certificate of Amendment. Under

Delaware corporate law, we are required to obtain approval from our stockholders to amend the Certificate of Incorporation.

If approved by our stockholders, the Certificate of Amendment would become effective as soon as reasonably practicable after the Meeting by the Company’s filing it with the Delaware Secretary of State.

Board Recommendation and Required Stockholder Vote

The board of directors believes the Certificate of Amendment is in the Company’s best interests and in the best interests of our stockholders and recommends that the stockholders vote “FOR” the proposal to adopt the Certificate of Amendment.

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval and adoption of the Certificate of Amendment. Broker non-votes will not be counted as votes in favor of such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Certificate of Amendment.

3. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors as the independent registered public accountants for fiscal year 2023.

In connection with the audits for the years ended April 30, 2022 and 2021, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2022 and 2021.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect on this proposal. Abstentions will have the same effect as negative votes.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2023.

AUDIT FEES AND AUDIT RELATED FEES

FISCAL YEARS 2022 AND 2021 AUDIT FIRM FEE SUMMARY

During fiscal years 2022 and 2021, the Company retained BDO USA, LLP as its auditor to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2022 and 2021.

	2022	2021
Audit Fees	$482,275	$407,730

Fees for audit services billed in 2022 and 2021 consisted of:

•	Audit of the Company’s annual financial statements and reviews of quarterly financial statements

There were no other fees charged by BDO USA, LLP in fiscal years 2022 and 2021.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review, consider, and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved 100% of the services associated with the fees described above.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Horek, Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. Accordingly, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Director Committees; Board Meetings

In accordance with the requirements of the Exchange Act and rules promulgated thereunder, the Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com by clicking on “Investors”. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of Nasdaq and the SEC’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants; (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Horek and Plante. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the SEC and Nasdaq. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company’s website at www.sigmatronintl.com by clicking on “Investors”.

The functions of the Compensation Committee are to: (1) review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company; (2) review and recommend to the Board of Directors compensation for the Directors; (3) review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto; and (4) administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions of employment, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of Nasdaq. The Compensation Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of executive officer compensation and may approve the fees and other retention terms of any consultants hired by the Compensation Committee. The Compensation Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee which is available on the Company’s website at www.sigmatronintl.com by clicking on “Investors”.

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of Chief

Executive Officer or President; and (6) review nominations by stockholders in accordance with the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Horek and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under Nasdaq listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stockholders. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts all appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such Directors’ independence. The Nominating Committee meets to discuss and consider each candidate’s qualifications and then selects those it considers to be appropriate nominees by majority vote for recommendation to the Board. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender, and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering stockholder nominees has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted, including whether all stockholder nominations comply with the notice provisions of the Company’s by-laws which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Board Diversity

Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix

Total Number of Directors:	7

Part 1: Gender Identity	Male	Female	Non-Binary	Gender Undisclosed
Directors:	5	1	—	1

Part 2: Demographic Background
(Number of directors who identify in any of the categories below):

African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	1	—	—	—
Hispanic or Latin	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	1	—	—
Two or more races or ethnicities	—	—	—	—
Race undisclosed	—	—	—	1

Of our seven current directors, two identify (28.57%) as having at least one diversity characteristic (i.e. female, non-binary, LGBTQ+ or race or ethnicity other than white).

Board Meetings

The Board of Directors held 34 meetings either in person or by telephone conference during the fiscal year ended April 30, 2022. The Compensation Committee held 16 meetings in person or by telephone conference and the Audit Committee held 10 meetings in person or by telephone conference or action by unanimous written consent during the fiscal year 2022. The Nominating Committee held 3 meetings in person or by telephone conference during the fiscal year 2022. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at least 90% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all Directors to attend in person the Annual Meeting of Stockholders. All Directors attended the Company’s 2021 Annual Meeting of Stockholders, either in person or telephonically.

Board Observer

In connection with the merger that resulted in Wagz, Inc. becoming a wholly owned subsidiary of the Company as of December 31, 2021 (the “Merger”), the Company and Terry B. Anderton entered into a letter agreement granting Mr. Anderton a right to serve as a non-voting observer to the Company’s Board of Directors. Mr. Anderton’s board observation right provides him the right to (i) attend and participate in all meetings (including telephonic and videoconference meetings) of the Board and any committees thereof (but not meetings of any committees consisting solely of independent directors) in a non-voting, observer capacity, and (ii) receive copies of all notices, minutes (including minutes of previous meetings), consents and other materials that the Company provides to its directors at the same time, in the same format and in the same manner as provided to the Company’s directors; provided, that (a) Mr. Anderton is subject to the same restrictions on access to information, documents and materials and attendance at meetings applicable to certain directors who are also employees, and (b) Mr. Anderton is not entitled to vote on any matter submitted to the Board or any of its committees nor to offer any motions or resolutions to the Board or such committees. In no event shall Mr. Anderton be deemed to be a member of the Board. Mr. Anderton’s board observation right will expire on the first to occur of the following:

(A) the third anniversary of the consummation of the Merger; (B) fewer than 25% of the Company shares acquired by Mr. Anderton in the Merger being owned by him or a trust established for estate planning purposes, if Mr. Anderton serves as its sole trustee; (C) the closing of the sale of all or substantially all the Company’s assets to an unrelated third party; or (D) the closing of any merger or other acquisition involving the Company in which the Company’s common stock outstanding immediately prior to such merger or acquisition represents less than 50% of the voting common stock or other voting equity interests of the surviving entity immediately after such merger or acquisition. Mr. Anderton’s status as a board observer will not amend, alter, or otherwise change the composition of the Board, the terms of current Directors elected by the Company’s stockholders, or the members of any Board committee.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director (“Lead Independent Director”). Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September 2011, and he continues to serve as Lead Independent Director. Mr. Vyas’ responsibilities include the following roles:

1.	to preside over executive sessions of the independent Directors;

2.	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

3.	to act as a liaison between the independent Directors and the Chairman of the Board;

4.	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

5.	to coordinate with the Chairman of the Board regarding information flow to the Board;

6.	to be available for consultation and communication with stockholders, as appropriate; and

7.	to call meetings of the independent Directors as appropriate.

The Company believes that it maintains strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk, and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; and the development and implementation of corporate governance programs. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks, which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent

Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or one of its committees. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Miriam Leskovar Burkland, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Suite 1100, Chicago, IL 60604. Inquiries will be reviewed, sorted, and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

EXECUTIVE COMPENSATION

The Employee Plan:

On May 25, 2021, the Board of Directors adopted the SigmaTron International, Inc. Employee Bonus Plan for Fiscal Year 2022 (“Employee Plan”) applicable to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

The stated purpose of the Employee Plan is to align stockholder, employee, and officer objectives, to motivate employees of the Company and to increase stockholder value. The Employee Plan is administered and interpreted by the Board and, in its entirety, is subject to amendment, suspension or termination by the Board.

Pursuant to the Employee Plan, a Bonus Pool, calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan, was created. The Company’s Chief Executive Officer submitted to the Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee reviewed such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan were based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, were subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan were contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility or having obtained a waiver thereof, at the end of the Company’s 2022 fiscal year.

During fiscal year 2022 the Company awarded $829,225 in bonuses pursuant to the Employee Plan, of which $384,225 was paid to non-officers and $445,000 was paid to officers.

On October 22, 2021, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company pay a special bonus of $100,000 to an Executive Officer.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2022, and 2021 to the Company’s Named Executive Officers:

		Annual Compensation				Option Awards ($)		All Other Compensation ($)		Total Compensation ($)
Name and Principal Position		Salary ($)		Bonus ($)
Gary R. Fairhead	2022	328,461	(1)	50,000	(2)	202,150	(4)	22,769	(6)	603,380
Chief Executive Officer	2021	305,769	(1)	25,000	(3)			6,615	(6)	337,384
James E. Barnes	2022	272,926		135,000	(2)(5)	164,530	(4)	1,824	(6)	574,280
President	2021	218,709		16,000	(3)			2,122	(6)	236,831
Rajesh B. Upadhyaya	2022	288,960		47,000	(2)	108,305	(4)	19,790	(6)	464,055
Executive Vice President,	2021	279,440		23,500	(3)			22,896	(6)	325,926
West Coast Operations

(1)

Although Gary R. Fairhead served as a Director in fiscal years 2022 and 2021, he did not receive any compensation for serving in such capacity as it is Company policy to compensate only non-employee Directors.

(2)	Represents bonuses paid in fiscal 2022.

(3)	Represents bonuses paid in fiscal 2021.

(4)	Fair value of options granted on July 16, 2021, and April 29, 2022.

(5)

Special bonus of $100,000 paid in fiscal 2022. Mr. Barnes was promoted to President of the Company on October 13, 2021. Previously Mr. Barnes served as Executive Vice President, Operations and Global Accounts.

(6)	Includes match and contributions to the Company’s 401(k) plan made by the Company and compensation for unused vacation.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change in Control Severance Payment Plan on March 11, 2014 (the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a “change in control” of the Company, as defined in the CIC Plan. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the CIC Participant’s average income paid by the Company to such CIC Participant for five calendar years ending immediately prior to the change in control.

In general, for purposes of the CIC Plan, a change in control will be deemed to have occurred when (a) the acquisition by an entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 20% in the aggregate of the outstanding capital stock of the Company entitled to vote for the election of directors, (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are directors of the Company before the transaction shall cease to constitute a majority of the board or the board of directors of any successor to the Company, (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving company or (ii) the Company will be the surviving company and any outstanding shares of common stock of the Company will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares), (d) more than 50% of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities, or (e) all or substantially all of the assets and business of a CIC Participant’s operation are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities (“Change in Control”). In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the CIC Plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change In Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon Change In Control of the Company, assuming that the Change In Control of the Company occurred on April 30, 2022, and all participants actually participated in the severance payment. The actual amount of payments can only be determined at the time of a Change In Control and will vary from the estimated amounts in the table below.

	Gary R. Fairhead	James E. Barnes	Rajesh B. Upadhyaya
Change In Control Payment	$1,000,000	$763,472	$1,000,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of fiscal year 2022.

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Gary R. Fairhead	30,000	—	6.45	07/31/25(1)
	17,914	—	3.20	12/10/28(2)
	4,000	—	4.28	11/19/29(3)
	15,000	—	4.83	07/15/31(4)
	10,000	30,000	6.66	04/28/32(5)

James E. Barnes	20,000	—	6.45	07/31/25(1)
	5,000	—	4.24	07/11/23(6)
	8,000	—	3.20	12/10/28(2)
	4,000	—	4.28	11/19/29(3)
	8,000	—	4.83	07/15/31(4)
	8,750	26,250	6.66	04/28/32(5)

Rajesh B. Upadhyaya	10,500	—	4.83	07/15/31(4)
	5,000	15,000	6.66	04/28/32(5)

(1)	Vesting date was August 1, 2015

(2)	Vesting date was December 11, 2018

(3)	Vesting date was November 20, 2019

(4)	Vesting date was July 16, 2021

(5)	Vesting schedule: 25% on April 29, 2022, and 25% per year for the next three years.

(6)	Vesting date was July 11, 2013.

EQUITY AWARDS GRANTED IN FISCAL YEAR 2022

	Number of Options Awards	Grant Date	Fair Value of Option Awards $
Gary R. Fairhead	40,000	04/29/2022	166,000
	15,000	07/16/2021	36,150

James E. Barnes	35,000	04/29/2022	145,250
	8,000	07/16/2021	19,280

Rajesh B. Upadhyaya	20,000	04/29/2022	83,000
	10,500	07/16/2021	25,305

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes Officers. The 401(k) Plan provides for Company matching up to 25% of 5% of the employees’ wages and is limited to $2,000 per year.

COMPENSATION OF DIRECTORS

The Company paid non-employee Directors $5,250 per month. The Chairman of the Audit and Compensation Committees were paid an additional $450 and $175 per month, respectively. The Lead Independent Director received an additional $180 per month. In accordance with Company policy, directors who are also employees of the Company do not receive the remuneration described in this paragraph. In addition, non-employee Directors are awarded restricted stock pursuant to the 2018 and 2021 Non-Employee Director Restricted Stock Plans (the Director Plans).

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)(3)	Total ($)
Barry R. Horek	63,000		33,735	96,735
Bruce J. Mantia	65,100		33,735	98,835
Paul J. Plante	63,000		33,735	96,735
Thomas W. Rieck	68,400		33,735	102,135
Dilip S. Vyas	65,160		33,735	98,895
Linda K. Frauendorfer	15,750	(4)	—	15,750

It is the Company’s policy to compensate only non-employee Directors.

(1)

On July 9, 2021, the Company granted 1,500 shares to each non-employee Director pursuant to the Director 2018 Plan. A total of 7,500 restricted shares were granted which vested six months from the date of grant.

(2)

On January 7, 2022, the Company granted 3,000 shares to each non-employee Director pursuant to the 2021 Director Plan. A total of 15,000 restricted shares were granted which vested six months from the date of grant.

(3)

Represents the aggregate grant date fair value of stock awards granted on July 9, 2021, and January 7, 2022, computed in accordance with FASB ASC Topic 718. The aggregate number of shares of common stock of the Company granted pursuant to the Director Plan for each non-employee Director was as follows: Mr. Horek, 4,500 shares; Mr. Mantia, 4,500 shares; Mr. Plante, 4,500 shares; Mr. Rieck, 4,500 shares; Mr. Vyas, 4,500 shares.

(4)	Represents director fees paid from February 2022 through April 2022.

Equity Compensation Plans

The following table summarizes information with respect to the Company’s compensation plans under which the Company’s equity securities are authorized for issuance as of April 30, 2022:

	Number of securities to be issued upon exercise of outstanding options, Warrants and rights (a)	Weighted-average exercise price of outstanding options warrants and rights $ (b)	Number of securities remaining available for future issuance (excluding securities in column (a)
Equity compensation plans Approved by security holders:

Employee plans:
1993	125,000	6.45	—
2004	143,727	4.94	—
2011	49,550	3.36	—
2019	140,767	4.68	—
2021	362,500	6.66	37,500

Total	821,544		37,500

4. ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is seeking stockholder approval, on an advisory, non-binding basis, for the compensation of the Company’s Named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives stockholders the opportunity to express their views on the Company’s compensation of its Named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The timing of future votes will be determined by the Board but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate, and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The Company is requesting its stockholders to indicate their support for compensation of its Named Executive Officers by approving the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2022 Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s stockholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation for its Named Executive Officers.

5. ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is seeking stockholder recommendation, on an advisory, non-binding basis, regarding the frequency of holding stockholder advisory votes on the Say-on-Pay Proposal. In particular, the stockholders are asked to vote on whether a Say-on-Pay Proposal advisory vote should occur every year, every two years, or every three years or to abstain. The Board will seek this vote in future years no less frequently than once every six calendar years.

As a result of the advisory vote of the stockholders at the 2021 Annual Stockholders Meeting, the Board of Directors decided to hold at this year’s Annual Stockholders Meeting an advisory vote on the compensation of the Company’s Named Executive Officers. The Board of Directors believes that an advisory vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s stockholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate stockholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its stockholders to provide an advisory vote on the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. advise the Company to include a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;

•	two years; or

•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the stockholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value stockholder opinions and will consider the voting results when determining the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that stockholders select “three years” on the proposal recommending the frequency of advisory votes on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Barry R. Horek

Paul J. Plante

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2022 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2023 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2023 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2023 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of Directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2023 Annual Meeting of Stockholders will be held on September 14, 2023.

The by-laws also provide that nominations for Director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

James J. Reiman

Secretary

Dated: August 22, 2022

Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SIGMATRON INTERNATIONAL, INC.

SIGMATRON INTERNATIONAL, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.    The certificate of incorporation of the Corporation is hereby amended by deleting the text of Article NINTH and inserting the following in lieu thereof:

“[Intentionally Omitted].”

2.    The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed and acknowledged this     day of September, 2022.

SIGMATRON INTERNATIONAL, INC.
By:
Name: Gary R. Fairhead
Title: Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

SIGMATRON INTERNATIONAL, INC.

September 16, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2021

The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

    10133033030000000000  4                                                                                      091622

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR,

“FOR” PROPOSALS 2, 3, 4 AND 6 AND FOR “THREE YEARS” FOR PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of one Class I Director:		2. PROPOSAL TO ADOPT THE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION.	☐	☐	☐
NOMINEE: ☐ FOR ALL NOMINEE Paul J. Plante ☐ WITHHOLD AUTHORITY FOR ALL NOMINEE		3. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2023.	☐	☐	☐
		4. PROPOSAL TO PROVIDE APPROVAL OF THE COMPENSATION OF THE COMPANY‘S NAMED EXECUTIVE OFFICERS. (advisory only)	☐	☐	☐
		1 year	2 years	3 years	ABSTAIN
		☐	☐	☐	☐
5. RECOMMENDATION REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. (advisory only)
			FOR	AGAINST	ABSTAIN
		6. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 22, 2022).	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR, FOR THE ADOPTION OF THE CERTIFICATE OF AMENDMENT, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS, FOR PROPOSAL 4, FOR THREE YEARS FOR PROPOSAL 5, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 6.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 22, 2022 as well as a copy of the 2022 Annual Report to Stockholders.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that change to the registered names(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SIGMATRON INTERNATIONAL, INC.

2201 LANDMEIER ROAD

ELK GROVE VILLAGE, IL 60007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, James J. Reiman and Miriam Leskovar Burkland, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2022 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 16, 2022 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

(Continued and to be signed on the reverse side)

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